Deferred revenue	12 Months Ended
Dec. 31, 2022
Deferred revenue
Deferred revenue
9.	Deferred revenue

On August 22, 2022, the Company paid US$3,900 ($5,055) to Mitsui & Co Ltd (“Mitsui”) to terminate the binding heads of agreement, originally signed with Mitsui. The termination cost of $1,048 was recorded in the consolidated statement of net loss and comprehensive loss.

The binding heads of agreement under which Mitsui would prepay the Company US$30 million towards the purchase of 80,000 tonnes of battery grade lithium concentrate annually (the “Mitsui Pre-Payment”) was signed on March 26, 2019 and had a single and initial deposit payment of US$3,000 ($4,007) to the Company on April 4, 2019.